UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 27, 2015

(Date of earliest event reported)

CA, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(800) 225-5224

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition Agreement

On May 27, 2015, CA, Inc., a Delaware corporation (the “Company”), Rally Software Development Corp., a Delaware corporation (“Rally”), and Grand Prix Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Purchaser”), entered into an Acquisition Agreement (the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, and upon the terms and subject to the conditions thereof, Purchaser has agreed to commence a cash tender offer to acquire all of the shares of Rally’s common stock (the “Offer”) for a purchase price of $19.50 per share, net to the holders thereof in cash, without interest (the “Offer Price”). On May 27, 2015, the boards of directors of both the Company and Rally approved the terms of the Acquisition Agreement.

The consummation of the Offer will be conditioned on (i) at least a majority of the shares of Rally’s common stock having been validly tendered into and not withdrawn from the Offer, (ii) receipt by the Company and Purchaser of certain regulatory approvals, (iii) the accuracy of the representations and warranties contained in the Acquisition Agreement, subject to certain qualifications, and (iv) other customary conditions. The Offer is not subject to a financing condition.

Following the consummation of the Offer, the Acquisition Agreement provides that Purchaser will merge with and into Rally (the “Merger”) and Rally will become a wholly owned subsidiary of the Company. In the Merger, each outstanding share of Rally’s common stock (other than shares owned by the Company, Rally or Purchaser or any of their direct or indirect wholly owned subsidiaries and shares with respect to which appraisal rights are properly exercised in accordance with Delaware law) will be converted into the right to receive the Offer Price. The consummation of the Merger is subject to certain closing conditions.

In addition, in connection with the transactions contemplated by the Acquisition Agreement, all vested options and vested restricted stock units of Rally will be converted into the right to receive cash based on a formula described in the Acquisition Agreement, and all unvested options and unvested restricted stock units will be converted into the right to receive cash that will vest on the same terms and conditions set forth in the applicable stock plans of Rally under which they were granted and the applicable agreements evidencing the grants thereof, including without limitation provisions with respect to vesting.

The Acquisition Agreement contains customary representations, warranties and covenants of the parties. Rally has agreed to refrain from engaging in certain activities until the effective time of the Merger. In addition, under the terms of the Acquisition Agreement, Rally agrees not to solicit or support any alternative acquisition proposals, subject to customary exceptions for Rally to respond to and support unsolicited proposals in the exercise of the fiduciary duties of the board of directors of Rally. Rally will be obligated to pay a termination fee of $17.4 million to the Company in certain circumstances.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Acquisition Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Rally or Purchaser. In particular, the assertions embodied in the representations and warranties contained in the Acquisition Agreement are made solely for the benefit of the parties thereto and the representations and warranties of Rally set forth therein are qualified by information in confidential disclosure schedules provided by Rally in connection with the signing of the Acquisition Agreement. These confidential disclosure schedules contain information that modify, qualify and create exceptions to the representations and warranties of Rally set forth in the Acquisition Agreement. Moreover, certain representations and warranties in the Acquisition Agreement were used for the purpose of allocating risk between the Company, Rally and Purchaser, rather than establishing matters of fact. Accordingly, the representations and warranties in the Acquisition Agreement may not constitute the actual state of facts about the Company, Rally or Purchaser.

Support Agreements

In order to induce the Company and Purchaser to enter into the Acquisition Agreement, certain of Rally’s directors and named executive officers, solely in his or her capacity as a stockholder of Rally, entered into Support Agreements with the Company and Purchaser (the “Support Agreements”), concurrent with the execution and delivery of the Acquisition Agreement. Shares held by these directors and officers and their affiliates subject to the Support Agreements represent, in the aggregate, approximately 5.9% of the shares of Rally’s common stock outstanding on the date of the Acquisition Agreement (including shares issuable upon exercise of options and other convertible securities). Subject to the terms and conditions of the Support Agreements, such stockholders agreed, among other things, solely in their capacities as stockholders of Rally, to tender their shares in the Offer and, if required, to vote their shares in favor of adoption of the Acquisition Agreement.

Item 7.01	Regulation FD Disclosure.

Updated Guidance

While the Company will provide official guidance upon consummation of the Merger described above, the estimated financial impact of the Merger is provided by the Company herein. The following information contains “forward-looking statements” (as defined below). As compared with the Company’s previous fiscal year 2016 guidance, the Company expects the Merger to: add between one to two percentage points of revenue; be modestly dilutive to both operating margins and diluted earnings per share; adversely affect GAAP operating margin by two percentage points and non-GAAP operating margin by one percentage point (with the 1% difference between the effect on GAAP and non-GAAP operating margin primarily related to purchased software amortization); and have no material effect on our cash flow from operations.

Please see below for information regarding non-GAAP financial measures, the cautionary statement regarding forward-looking statements, and the reconciliation of projected GAAP metrics to projected non-GAAP metrics, which are part of the disclosure under this Item 7.01 of Form 8-K.

Non-GAAP Financial Measures

This Form 8-K and the accompanying table include certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). Non-GAAP metrics for operating margin exclude the following items: share-based compensation expense; non-cash amortization of purchased software and other intangible assets; charges relating to rebalancing initiatives that are large enough to require approval from the Company’s Board of Directors, fiscal 2007 restructuring costs and certain other gains and losses, which include the gains and losses since inception of hedges that mature within the quarter, but exclude gains and losses of hedges that do not mature within the quarter. The Company began expensing costs for internally developed software where development efforts commenced in the first quarter of fiscal 2014. Due to this change, the Company also adds back capitalized internal software costs and excludes amortization of internally developed software costs previously capitalized from these non-GAAP metrics. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results to competitors’ operating results and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. The Company believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates,” “targets” and similar expressions relating to the future) constitute “forward-looking statements” that are based upon the beliefs of, and assumptions made by, the Company’s management, as well as information currently available to management. These forward-looking statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction; the risk that an insufficient number of Rally’s stockholders tender into the Offer; the risk that regulatory approvals required for the acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the acquisition are not satisfied; potential adverse reactions or changes to customer, supplier, partner or employee relationships, including those resulting from the announcement or completion of the acquisition; uncertainties as to the timing of the acquisition; competitive responses to the proposed acquisition; response by activist stockholders to the acquisition; uncertainty of the expected financial performance of the Company following completion of the proposed transaction; the ability to successfully integrate Rally’s operations and employees in a timely manner; the ability to realize anticipated synergies, cost savings and operational efficiencies; unexpected costs, charges or expenses resulting from the acquisition; litigation relating to the acquisition; the inability to retain key personnel; any changes in general economic and/or industry specific conditions; and other factors described more fully in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties occur, or should the Company’s assumptions prove incorrect, actual results may vary materially from those described herein as believed, planned, anticipated, expected, estimated, targeted or similarly expressed in a forward-looking manner. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

CA Technologies

Reconciliation of Projected GAAP Operating Margin to Projected non-GAAP Operating Margin

Fiscal Year Ending March 31, 2016
Projected GAAP operating margin	28%

Non-GAAP operating adjustments:
Purchased software amortization	4%
Other intangibles amortization	1%
Internally developed software products amortization	3%
Share-based compensation	2%

Total non-GAAP operating adjustment	10%

Projected non-GAAP operating margin	38%

Refer to the discussion of non-GAAP financial measures included in this Form 8-K for additional information.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 27, 2015, the Company and Rally issued a joint press release announcing that they had entered into the Acquisition Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

Notice to Investors

The tender offer for the outstanding shares of Rally described herein has not yet commenced. This communication is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of Rally pursuant to the Offer or otherwise. Any offers to purchase or solicitations of offers to sell will be made only pursuant to the Tender Offer Statement on Schedule TO (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) which will be filed with the SEC by the Company and Purchaser. In addition, Rally will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Rally’s stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the Offer that are filed with the SEC carefully and in their entirety prior to making any decision with respect to the Offer because they contain important information, including the terms and conditions of the Offer. Rally’s stockholders may obtain copies of these documents (when they become available) for free at the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Acquisition Agreement among CA, Inc., Grand Prix Acquisition Corp. and Rally Software Development Corp. dated as of May 27, 2015. (Certain schedules referenced in the Acquisition Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request.)

99.1	Joint Press Release of CA, Inc. and Rally Software Development Corp. dated May 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Date: May 27, 2015	By:	/s/ Michael C. Bisignano
Michael C. Bisignano
Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

2.1	Acquisition Agreement among CA, Inc., Grand Prix Acquisition Corp. and Rally Software Development Corp. dated as of May 27, 2015. (Certain schedules referenced in the Acquisition Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request.)

99.1	Joint Press Release of CA, Inc. and Rally Software Development Corp. dated May 27, 2015.